SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934


                        Date of Report: December 21, 1998



                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



      FLORIDA                   5-43936                        65-0377773
---------------         ------------------------          --------------------
(State or other         (Commission File Number)              (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
               ---------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


       Registrant's telephone number, including area code: (305) 569-2000

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Item 5.  OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release announcing the resignation of Clifford A. Hope from the position of Executive Vice President and Chief Financial Officer of BankUnited Financial Corporation and BankUnited, FSB, and the appointment of Diane DeLella, currently Vice President and Controller, as acting Chief Financial Officer.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         20.1 Press Release dated December 18, 1998 announcing the resignation of Clifford A. Hope from the position of Executive Vice President and Chief Financial Officer of BankUnited Financial Corporation and BankUnited, FSB, and the appointment of Diane DeLella, currently Vice President and Controller, as acting Chief Financial Officer.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              BANKUNITED FINANCIAL CORPORATION




                                              By:
                                                  -----------------------------
                                                    Diane DeLella
                                                    Vice President and
                                                    Chief Financial Officer


Dated:

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                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS


                                                                                                       SEQUENTIALLY
EXHIBIT                                                                                                  NUMBERED
  NO.                                                                                                      PAGE
-------                                                                                                ------------
  20.1         Press Release dated December 18, 1998 announcing the resignation of Clifford A. Hope from the position of Executive Vice President and Chief Financial officer of BankUnited Financial Corporation and BankUnited, FSB, and the appointment of Diane DeLella, currently Vice President and Controller, as acting Chief
               Financial Officer.
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